Exhibit 10.6
EXECUTION COPY

FOURTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of August 16, 2017
among
PLAINS MARKETING, L.P.

and

PLAINS MIDSTREAM CANADA ULC,

as Borrowers,
PLAINS ALL AMERICAN PIPELINE, L.P.,
as Guarantor
BANK OF AMERICA, N.A.,
as Administrative Agent and Swing Line Lender,
BANK OF AMERICA, N.A. and WELLS FARGO BANK, NATIONAL ASSOCIATION,
as L/C Issuers
and
The Other Lenders Party Hereto
CITIBANK, N.A. and SOCIÉTÉ GÉNÉRALE,
as Co-Syndication Agents,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
CITIGROUP GLOBAL MARKETS INC. and SOCIÉTÉ GÉNÉRALE,
as
Joint Lead Arrangers and Joint Bookrunners

Senior Secured
Hedged Inventory Facility

FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of the 16th day of August, 2017, is by and among PLAINS MARKETING, L.P., a Texas limited partnership (the “Company”), PLAINS MIDSTREAM CANADA ULC, a British Columbia unlimited liability company (“PMCULC”; and together with the Company, the “Borrowers” and each individually, a “Borrower”), PLAINS ALL AMERICAN PIPELINE, L.P., as guarantor, BANK OF AMERICA, N.A., as Administrative Agent and an L/C Issuer, WELLS FARGO BANK, NATIONAL ASSOCIATION, as an L/C Issuer, and the Lenders party hereto.
W I T N E S S E T H:
WHEREAS, Borrowers, Administrative Agent, certain of the L/C Issuers and certain of the Lenders entered into that certain Third Amended and Restated Credit Agreement dated as of August 19, 2011, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of June 27, 2012, that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of August 16, 2013 and that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of August 11, 2016 (as heretofore amended, the “Original Agreement”) for the purposes and consideration therein expressed; and
WHEREAS, Merrill Lynch, Pierce, Fenner & Smith, Incorporated (“MLPFS”) and the other joint lead arrangers and joint bookrunners, have, at the Company’s request, syndicated and arranged for an extension of the maturity date set forth in, and other amendments to, the Original Agreement, and pursuant thereto, the Borrowers, Administrative Agent, L/C Issuers and the Lenders party hereto desire to amend the Original Agreement for the purposes described herein;
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I. — Definitions and References
§ 1.1.    Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.
§ 1.2.    Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.
“Amendment” means this Fourth Amendment to Third Amended and Restated Credit Agreement.
“Amendment Effective Date” has the meaning specified in § 3.1 of this Amendment.
“Credit Agreement” means the Original Agreement as amended hereby.

ARTICLE II. — Amendments
§ 2.1.    Definitions.
(a)Collateral. The definition of “Collateral” in Section 1.01 of the Original Agreement is hereby amended by adding the following new sentence at the end thereof:
In no event shall Collateral include any Subject Inventory, corresponding Swap Contracts with respect thereto, and Subject Receivables that are the subject of Collateral Intermediary Transactions permitted pursuant to Section 7.08.
(b)Collateral Value. The definition of “Collateral Value” in Section 1.01 of the Original Agreement is hereby amended by adding the following new sentence at the end thereof:
In no event shall any Subject Inventory, any corresponding Swap Contracts with respect thereto or Subject Receivables be included in the calculation of Collateral Value.
(c)New Defined Terms. Section 1.01 of the Original Agreement is hereby amended by adding the following new defined terms in appropriate alphabetical order, to read as follows:
“Commodity Intermediary” means (i) any Lender, any Affiliate of any Lender that engages in Commodity Intermediary Transactions, or other nationally recognized institution engaged in transactions of such type, or (ii) any other institution that engages in Commodity Intermediary Transactions that is reasonably acceptable to the Administrative Agent.
“Commodity Intermediary Transaction” means a transaction or series of transactions (whether reflected in a single agreement or a set of related agreements) under which a Commodity Intermediary buys from Borrower and/or sells to Borrower or third parties Subject Inventory, and in addition, may enter into Swap Contracts with respect to such Subject Inventory (including for hedging and/or risk mitigation purposes) and/or provide additional financial accommodations based on Subject Receivables, and in connection therewith (i) the Administrative Agent releases any Liens securing the Obligations on Subject Inventory, such Swap Contracts and Subject Receivables, and (ii) Borrower grants a Lien on Subject Inventory, corresponding Swap Contracts with respect thereto, and Subject Receivables (if any) in favor of such Commodity Intermediary to secure the obligations of Borrower to such Commodity Intermediary arising under such Commodity Intermediary Transaction.
“Subject Inventory” means any portion of Borrower’s Petroleum Product inventory identified by Borrower as subject to a Commodity Intermediary Transaction.
“Subject Receivables” means Receivables arising from the sale of Subject Inventory.
§ 2.2.    Liens. The reference to “Liens, other than Liens permitted by Section 7.01” in Section 5.07 of the Original Agreement is hereby amended to refer instead to “Liens, other than Liens permitted by Section 7.01 and Liens granted in connection with Commodity Intermediary Transactions permitted pursuant to Section 7.08”.

§ 2.3.    Collateral Documents. The reference to “(excluding tank bottoms and pipeline linefill of such Borrower)” in Section 5.13 of the Original Agreement is hereby amended to refer instead to “(excluding tank bottoms, pipeline linefill and Subject Inventory of such Borrower)”.
§ 2.4.    Covenant to Give Security. The reference to “(excluding tank bottoms, pipeline linefill and other Petroleum Products inventory of such Borrower)” in Section 6.12 of the Original Agreement is hereby amended to refer instead to “(excluding tank bottoms, pipeline linefill, other Petroleum Products inventory and Subject Inventory of such Borrower)”.
§ 2.5.    Dispositions. The reference to “except in the ordinary course of business on ordinary trade terms” in Section 7.03 of the Original Agreement is hereby amended to refer instead to “except (i) in the ordinary course of business on ordinary trade terms and (ii) in connection with Commodity Intermediary Transactions permitted pursuant to Section 7.08”.
§ 2.6.    Commodity Intermediary Transactions. Article VII of the Original Agreement is hereby amended by adding a new Section 7.08 at the end thereof, to read as follows:
7.08    Commodity Intermediary Transactions. Enter into any Commodity Intermediary Transaction, unless:
(a)    The aggregate value of the maximum volume of Subject Inventory and Subject Receivables shall not exceed an amount equal to the lesser of (i) $500 million and (ii) 20% of the value of all of Borrower’s Petroleum Product inventory and all of Borrower’s Receivables therefrom at such time; provided that, in the case of a Commodity Intermediary Transaction that is documented under a master or framework agreement and contemplates an ongoing series of transactions, such calculation shall be made only at the commencement of a Commodity Intermediary Transaction and each time thereafter that the maximum volume of Subject Inventory is increased by Borrower and the applicable Commodity Intermediary;
(b)    Borrower shall (i) notify the Administrative Agent of the specific locations of Subject Inventory, certifying that no Petroleum Product inventory constituting Collateral is stored or located at any such location, and any corresponding Swap Contracts with respect thereto; provided that in the case of a Commodity Intermediary Transaction that is documented under a master or framework agreement and contemplates an ongoing series of transactions, the foregoing requirement shall be satisfied by Borrower providing such notice to the Administrative Agent at the inception of such Commodity Intermediary Transaction and upon (A) the addition of any new locations at which Subject Inventory is stored or located or (B) any such location at which Subject Inventory ceases to be stored or located, and (ii) expressly identify any Subject Receivables as such in Borrower’s records;
(c)    In connection with any requested release of Collateral with respect to Subject Inventory, any corresponding Swap Contracts with respect thereto and any Subject Receivables, Borrower shall certify that after giving effect to such release, the Collateral Value shall exceed Total Outstandings;
(d)    With respect to any release of Petroleum Product inventory constituting Collateral in connection with a Commodity Intermediary Transaction, such release shall be effective with respect to such Petroleum Product inventory provided that, subject to clause (a) of this Section 7.08, such Petroleum Product inventory is stored or located at a specified location where either (A) only Subject Inventory is stored or located or (B) only such Petroleum Product inventory (and no other Petroleum Product inventory constituting Collateral) is stored or located. Immediately upon the termination of (A) the Commodity Intermediary Transaction regarding such Subject Inventory or (B) the Borrower’s relationship with the applicable Commodity Intermediary, all Petroleum Product inventory stored or located at such location shall thereafter constitute Collateral;
(e)    Subject Inventory shall not be commingled with any Collateral at any time;
(f)    No corresponding Swap Contract with respect to Subject Inventory shall be (i) pursuant to or governed by any ISDA Master Agreement governing any Swap Contracts with respect to any Collateral, (ii) subject to netting with respect to any Swap Contract with respect to any Collateral, or (iii) secured by any Collateral;
(g)    Upon the sale to any third party (other than a Commodity Intermediary) of any Subject Inventory (or corresponding Subject Receivable (if any)), Borrower shall promptly pay to the applicable Commodity Intermediary the corresponding account payable with respect thereto;
(h)    Following the occurrence and during the continuance of any Event of Default, all proceeds of the sale of Subject Inventory or any Subject Receivables shall be segregated by Borrower from its other funds, held in a segregated deposit account and not commingled with any other funds of Borrower; and
(i)    Borrower shall enter into an intercreditor agreement in form and substance satisfactory to the Administrative Agent in all respects with any Commodity Intermediary party to any Commodity Intermediary Transaction.
Each Lender hereby authorizes the Administrative Agent to enter into amendments to the Security Documents, in form and substance satisfactory to the Administrative Agent, to evidence the foregoing and consents to each such amendment.
ARTICLE IIA. — Extension of Maturity Date
§ 2A.1.     Extension of Maturity Date. With respect to the Company’s request pursuant to Section 2.14 of the Credit Agreement to extend the Maturity Date applicable to each Lender for one additional year from the Existing Maturity Date (the “Extension”), Administrative Agent has notified the Company of the Extending Lenders and Non-Extending Lenders with respect thereto as set forth on Schedule A attached hereto. Subject to the satisfaction of the conditions precedent set forth in Article III:
(a)    Effective as of August 16, 2017, the Maturity Date with respect to each such Extending Lender is August 16, 2020;
(b)    the Existing Maturity Date of August 16, 2019 shall remain in effect with respect to each such Non-Extending Lender; and

(c)    the parties hereto agree that with respect to the Extension, the certification by the Company required by Section 2.14(f) of the Credit Agreement is hereby satisfied by the Company’s execution and delivery of this Amendment.
ARTICLE III. — Conditions of Effectiveness
§ 3.1.    Amendment Effective Date. This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”), upon the satisfaction of the following conditions precedent:
(a)The Administrative Agent’s receipt of the following, each of which shall be originals, telecopies or other electronic copies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, if applicable, each dated the Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the Amendment Effective Date and in the case of financial statements, the date or period of such financial statements) and each in form and substance reasonably satisfactory to the Administrative Agent:
(i)executed counterparts of this Amendment, sufficient in number for distribution to the Administrative Agent, each Lender, each Borrower and PAA;
(ii)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents delivered pursuant to this § 3.1 to which such Loan Party is a party;
(iii)    such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party and General Partner is duly organized or formed, and that each Borrower is validly existing and in good standing in its jurisdiction of organization, issued by the appropriate authorities of such jurisdiction;
(iv)    favorable opinions of (A) Richard McGee, Esq., General Counsel for Borrowers and PAA, (B) Baker Botts L.L.P., special Texas and New York counsel to Borrowers and PAA, and (C) Patterson Adams LLP, special Canadian counsel to PMCULC, addressed to the Administrative Agent and each Lender;
(v)    a certificate signed by a Responsible Officer of the Company certifying (A) that the conditions specified in Section 4.02(a), (b) and (d) of the Credit Agreement have been satisfied (and in the case of said Section 4.02(d), if no Request for Credit Extension is made on the Amendment Effective Date, then determined in respect to then Outstanding Amount of Obligations, if any, of each Borrower), (B) that there has been no event or circumstance since December 31, 2016 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, and (C) the current PAA Debt Ratings; and

(vi)    such other assurances, certificates, documents, consents or opinions as the Administrative Agent may reasonably require.
(b)All consents, licenses and approvals required in connection with the execution, delivery and performance by each Loan Party and the validity against each Loan Party of this Amendment and each of the other Loan Documents to which it is a party shall have been obtained and shall be in full force and effect.
(c)There shall not have occurred during the period from December 31, 2016 through and including the Amendment Effective Date (i) any event or condition that has had or could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, or (ii) any action, suit, investigation, proceeding, claim or dispute pending or, to the knowledge of PAA, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against PAA or any of its Subsidiaries or against any of their properties or revenues that either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
(d)Any fees due MLPFS, Administrative Agent or any Lender, including any arrangement fees, agency fees and upfront fees, and any expenses incurred by MLPFS and Administrative Agent, in each case, as agreed in writing by the Company, required to be paid on or before the Amendment Effective Date shall have been paid.
(e)The Company shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to the Amendment Effective Date.
For purposes of determining compliance with the conditions specified in this § 3.1, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto and the Administrative Agent hereby agrees to promptly provide the Company with a copy of any such notice received by the Administrative Agent.
ARTICLE IV. — Representations and Warranties
§ 4.1.    Representations and Warranties of the Company. In order to induce Administrative Agent, L/C Issuers and Lenders to enter into this Amendment, the Company represents and warrants to Administrative Agent, L/C Issuers and each Lender that:
(a)The representations and warranties of (i) the Company (and PMCULC, solely as to itself) contained in Article V of the Credit Agreement and (ii) each Loan Party in any other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
(b)No Default has occurred and is continuing as of the Amendment Effective Date.

ARTICLE V. — Miscellaneous
§ 5.1.    Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by each Borrower and PAA. Any reference to the Original Agreement in any Loan Document shall be deemed to refer to the Credit Agreement. Upon and after the effectiveness hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent, any L/C Issuer or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
§ 5.2.    Ratification of PAA Guaranty and Collateral Documents. PAA, by its signature hereto, represents and warrants that PAA has no defense to the enforcement of the PAA Guaranty, and that according to its terms the PAA Guaranty will continue in full force and effect to guaranty each Borrower’s Obligations and the other amounts described in the PAA Guaranty following execution of this Amendment. Each Borrower, Administrative Agent, L/C Issuers and Lenders each acknowledges and agrees that any and all Obligations of such Borrower are secured indebtedness under, and are secured by, each and every Collateral Document with respect to the Collateral pledged thereunder by such Borrower. The Company hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of such Borrower described as Collateral in any Collateral Document.
§ 5.3.    Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
§ 5.4.    GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
§ 5.5.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.
§ 5.6.    ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

BORROWERS:	PLAINS MARKETING, L.P.,
as the Company and a Borrower
By:    PLAINS GP LLC,
its general partner

By:    /s/ Sharon S. Spurlin
Name: Sharon S. Spurlin
Title: Vice President and Treasurer

PLAINS MIDSTREAM CANADA ULC,
as PMCULC and a Borrower

By:    /s/ Sharon S. Spurlin
Name: Sharon S. Spurlin
Title: Vice President and Treasurer

PAA:	PLAINS ALL AMERICAN PIPELINE, L.P.
By:    PAA GP LLC, its general partner
By:    PLAINS AAP, L.P., its sole member
By:    PLAINS ALL AMERICAN GP LLC,
its general partner

By:    /s/ Sharon S. Spurlin
Name: Sharon S. Spurlin
Title: Vice President and Treasurer

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LENDER PARTIES:	BANK OF AMERICA, N.A.,
Administrative Agent

By:    /s/ Anthea Del Biaco
Name: Anthea Del Bianco
Title: Vice President

BANK OF AMERICA, N.A.,
a Lender, Swing Line Lender and an L/C Issuer

By:    /s/ Christopher Dibiase
Name: Christopher Dibiase
Title: Director

CITIBANK, N.A., Lender

By:    /s/ Gabriel Juarez
Name: Gabriel Juarez
Title: Vice President

SOCIÉTÉ GÉNÉRALE, Lender

By:    /s/ Michiel V. M. Van Der Voort
Name: Michiel V. M. Van Der Voort
Title: Managing Director

BNP PARIBAS, Lender

By:    /s/ Joe Onischuk
Name: Joe Onischuk
Title: Managing Director

By:    /s/ Reginal Crichlow
Name: Reginal Crichlow
Title: Vice President

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DNB CAPITAL LLC,
Lender

By:    /s/ Jamie Grubb
Name: Jamie Grubb
Title: Vice President

By:    /s/ Kelton Glasscock
Name: Kelton Glasscock
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A., Lender

By:    /s/ Stephanie Balette
Name: Stephanie Balette
Title: Authorized Officer

MIZUHO BANK, LTD., Lender

By:    /s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, Lender and an L/C Issuer

By:    /s/ Douglas McDowell
Name: Douglas McDowell
Title: Managing Director

BANK OF MONTREAL, Lender

By:    /s/ Matthew Davis
Name: Matthew Davis
Title: Vice President

S-3    PMLP 4th Amendment

BARCLAYS BANK PLC, Lender

By:    /s/ Christopher Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, Lender

By:    /s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

By:    /s/ Richard Antl
Name: Richard Antl
Title: Authorized Signatory

COMPASS BANK, Lender

By:    /s/ Mark H. Wolf
Name: Mark H. Wolf
Title: Senior Vice President

MORGAN STANLEY BANK, N.A., Lender

By:    /s/ Michael King
Name: Michael King
Title: Authorized Signatory

ROYAL BANK OF CANADA, Lender,
and further agrees, pursuant to Section 2.14 of the
Credit Agreement, to extend its Maturity Date from
August 16, 2018 to August 16, 2020

By:    /s/ Kristan Spivey
Name: Kristan Spivey
Title: Authorized Signatory

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SUMITOMO MITSUI BANKING CORPORATION, Lender

By:    /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

SUNTRUST BANK, Lender

By:    /s/ Chulley Bogle
Name: Chulley Bogle
Title: Vice President

THE BANK OF NOVA SCOTIA, Lender

By:    /s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
Lender

By:    /s/ Stephen W. Warfel
Name: Stephen W. Warfel
Title: Managing Director

UBS AG, STAMFORD BRANCH, Lender

By:
Name:
Title:

By:
Name:
Title:

S-5    PMLP 4th Amendment

DEUTSCHE BANK AG NEW YORK BRANCH, Lender

By:    /s/ Ming K Chu
Name: Ming K Chu
Title: Director

By:    /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

FIFTH THIRD BANK, Lender

By:    /s/ Larry Hayes
Name: Larry Hayes
Title: Director

By:    /s/ Charles Ritchie
Name: Charles Ritchie
Title: Vice President

ING CAPITAL LLC, Lender

By:    /s/ Cheryl LaBelle
Name: Cheryl LaBelle
Title: Managing Director

By:    /s/ Hans Beekmans
Name: Hans Beekmans
Title: Director

PNC BANK, NATIONAL ASSOCIATION, Lender

By:    /s/ Stephen Monto
Name: Stephen Monto
Title: SVP

S-6    PMLP 4th Amendment

REGIONS BANK, Lender

By:    /s/ David Valentine
Name: David Valentine
Title: Managing Director

U.S. BANK NATIONAL ASSOCIATION, Lender

By:    /s/ Patrick Jeffrey
Name: Patrick Jeffrey
Title: Vice President

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SCHEDULE A
PMLP EXTENDING AND NON-EXTENDING LENDERS
EXTENDING LENDERS:
Bank of America, N.A.
Citibank, N.A.
Société Generalé
BNP Paribas
DNB Capital LLC
JPMorgan Chase Bank, N.A.
Mizuho Bank, Ltd.
Wells Fargo Bank, National Association
Bank of Montreal
Barclays Bank PLC
Canadian Imperial Bank of Commerce, New York Agency
Compass Bank
Morgan Stanley Bank, N.A.
Royal Bank of Canada
Sumitomo Mitsui Banking Corporation
SunTrust Bank
The Bank of Nova Scotia
The Bank of Tokyo-Mitsubishi UFJ, Ltd.
Deutsche Bank AG New York Branch
Fifth Third Bank
ING Capital LLC
PNC Bank, National Association
Regions Bank
U.S. Bank National Association

NON-EXTENDING LENDERS:
UBS AG, Stamford Branch

PMLP 4th Amendment